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Exhibit 32.1

  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James D. Tilton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Phoenix Interests, Inc. on Form 10-KSB for the fiscal year end December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Lantronix, Inc.



Date: May 15, 2008                             /s/ James D. Tilton
                                               ---------------------------------
                                               James D. Tilton
                                               Chairman, President, Secretary
                                               and Chief Executive Officer
                                               (Principal Executive Officer and
                                               Principal Financial and
                                               Accounting Officer)